UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21477

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2010

Item 1 – Schedule of Investments

WESTERN ASSET / CLAYMORE

INFLATION – LINKED OPPORTUNITIES

& INCOME FUND

FORM N-Q

March 31, 2010

Schedule of investments (unaudited)

March 31, 2010

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 89.3%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	976,152	$1,044,711
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	51,635,107	55,620,718	(a)
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	74,047,886	78,346,143
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	11,494,300	12,032,199
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	165,098,121	164,233,998
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	51,193,395	48,461,767
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	21,746,340	27,600,868
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	16,434,676	16,292,154
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	36,671,630	37,857,737
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	49,682,215	52,752,426	(b)(c)
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	6,482,785	6,896,568
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	42,096,999	43,978,230
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	52,125,333	55,301,746
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	23,990,682	25,904,323
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	29,288,827	29,963,847
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	30,886,015	30,907,728
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,550,325	5,846,485
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	15,829,788	16,305,916
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $670,644,917)				709,347,564
ASSET-BACKED SECURITIES — 0.6%
FINANCIALS — 0.6%
Home Equity — 0.5%
Bayview Financial Acquisition Trust, 2004-C A1	0.877%	5/28/44	44,406	39,375	(d)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.646%	9/25/46	188,719	103,246	(d)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.696%	10/27/32	17,999	14,511	(d)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.746%	5/25/34	550,000	358,082	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.980%	8/15/37	1,989,303	1,465,070	(d)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.646%	9/25/34	965,693	750,963	(d)
MSCC HELOC Trust, 2005-1 A	0.436%	7/25/17	62,395	29,719	(d)
New Century Home Equity Loan Trust, 2003-A M1	1.371%	10/25/33	446,715	236,804	(d)(e)
RAAC Series, 2006-RP3 A	0.516%	5/25/36	1,539,176	873,791	(d)(e)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	9/25/11	300,000	127,779	(d)(e)
Structured Asset Securities Corp., 2007-BC4 A3	0.496%	11/25/37	221,029	205,485	(d)
Total Home Equity				4,204,825
Manufactured Housing — 0.1%
Lehman ABS Manufactured Housing Contract, 2001-B A3	4.350%	5/15/14	176,037	158,926
Lehman ABS Manufactured Housing Contract, 2001-B A6	6.467%	8/15/28	176,037	162,347
Total Manufactured Housing				321,273
TOTAL ASSET-BACKED SECURITIES (Cost — $2,551,585)				4,526,098
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%
Banc of America Funding Corp., 2005-F 4A1	5.274%	9/20/35	321,652	238,939	(d)
Banc of America Funding Corp., 2006-D 6A1	5.757%	5/20/36	1,655,398	1,036,714	(d)
Bayview Commercial Asset Trust, 2005-2A A2	0.596%	8/25/35	47,309	34,411	(d)(e)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.456%	4/25/34	618,703	552,974	(d)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.406%	1/25/47	380,589	171,265	(d)
Citigroup Mortgage Loan Trust Inc., 2005-11A3	4.900%	12/25/35	775,207	705,048	(d)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	3.135%	5/25/37	962,465	423,613	(d)
Countrywide Alternative Loan Trust, 2004-33 1A1	3.117%	12/25/34	13,233	11,043	(d)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.582%	12/25/34	11,410	8,562	(d)
Countrywide Alternative Loan Trust, 2005-J12	0.516%	8/25/35	807,189	459,716	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-56 6A1	3.472%	12/25/33	2,139,659	1,785,722	(d)

See Notes to Financial Statements.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.657%	9/19/44	63,784	$24,219	(d)
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.495%	10/25/34	25,162	20,568	(d)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.616%	2/25/37	371,557	182,883	(d)
Green Tree Home Improvement Loan Trust, 1995-C B2	7.600%	7/15/20	3,577	2,787
Greenpoint Mortgage Funding Trust, 2006-AR7 1A1B	0.366%	12/25/46	26,791	3,634	(d)
Harborview Mortgage Loan Trust, 2006-13 A	0.417%	11/19/46	1,058,527	471,808	(d)
Harborview Mortgage Loan Trust, 2006-2	3.471%	2/25/36	428,691	244,349	(d)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.246%	11/25/47	102,756	63,336	(d)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.366%	7/25/36	2,870,950	1,383,171	(d)
MASTR ARM Trust, 2006-2 3A1	4.831%	1/25/36	1,156,951	972,902	(d)
MASTR ARM Trust, 2006-OA1 1A1	0.456%	4/25/46	721,912	382,729	(d)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	5.911%	6/25/37	274,260	145,104	(d)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.692%	12/25/34	92,136	80,974	(d)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.696%	1/25/37	368,126	208,327	(d)
Residential Asset Securitization Trust, 2003-A1 A2	0.746%	3/25/33	500,254	456,808	(d)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	753,315	569,568
Terwin Mortgage Trust, 2006-9HGA A1	0.326%	10/25/37	578,968	568,994	(d)(e)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.201%	9/25/37	357,857	305,729	(d)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.670%	6/25/44	39,688	25,844	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	5.396%	2/25/37	508,021	357,220	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR2 A	1.871%	4/25/44	2,610,532	1,778,694	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.423%	8/25/46	408,884	215,443	(d)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR11 1A	1.423%	9/25/46	99,113	59,078	(d)
Washington Mutual Inc. Pass-Through Certificates, 2007-HY3 1A1	5.567%	3/25/37	395,043	277,810	(d)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR1 A1B	0.566%	2/25/36	131,833	23,842	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $10,252,425)				14,253,828
COLLATERALIZED SENIOR LOANS — 1.1%
CONSUMER DISCRETIONARY — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B	2.986 - 2.999%	6/30/10	1,067,120	1,050,627	(f)(g)
HEALTH CARE — 0.5%
Health Care Equipment & Supplies — 0.1%
Biomet Inc., Term Loan B	3.248 - 3.284%	6/25/10	987,342	970,195	(f)(g)
Health Care Providers & Services — 0.4%
Community Health Systems Inc., Term Loan, Tranche B	2.502%	5/28/10	1,861,514	1,812,658	(f)(g)
Community Health, Delayed Draw Term Loan	2.502%	5/28/10	95,326	92,824	(f)(g)
HCA Inc., Term Loan B	2.540%	6/30/10	1,281,282	1,249,564	(f)(g)
Total Health Care Providers & Services				3,155,046
TOTAL HEALTH CARE				4,125,241
MATERIALS — 0.2%
Paper & Forest Products — 0.2%
Georgia-Pacific Corp., New Term Loan B	2.254 - 2.290%	6/30/10	992,221	982,055	(f)(g)
Georgia-Pacific Corp., New Term Loan C	3.502 - 3.540%	6/30/10	636,289	638,444	(f)(g)
TOTAL MATERIALS				1,620,499

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc.	2.500%	4/30/10	987,212	$966,646	(f)(g)
UTILITIES — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Calpine Corp., Term Loan	3.165%	6/30/10	1,479,116	1,430,421	(f)(g)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $8,030,202)				9,193,434
CORPORATE BONDS & NOTES — 5.6%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	3,920,000	1,470,000	(h)
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	1,332,299	(e)
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,536,441
TOTAL CONSUMER STAPLES				4,868,740
ENERGY — 1.1%
Oil, Gas & Consumable Fuels — 1.1%
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	5,000,000	4,913,050
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,350,000	2,315,187
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,150,000	1,178,165
TOTAL ENERGY				8,406,402
FINANCIALS — 1.7%
Capital Markets — 0.0%
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	4,410,000	441	(e)(h)(i)
Commercial Banks — 0.2%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,540,000	254	(e)(h)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,103,000	1,038,511	(d)(e)
Total Commercial Banks				1,038,765
Consumer Finance — 0.4%
GMAC Inc., Senior Notes	7.500%	12/31/13	522,000	531,135
GMAC Inc., Subordinated Notes	8.000%	12/31/18	626,000	616,610
SLM Corp., Senior Notes	8.000%	3/25/20	2,060,000	2,005,943
Total Consumer Finance				3,153,688
Diversified Financial Services — 0.9%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000	2,006,599
Citigroup Inc., Senior Notes	6.010%	1/15/15	3,570,000	3,750,528
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,270,000	1,392,237	(e)
Total Diversified Financial Services				7,149,364
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,750,000	1,764,938
TOTAL FINANCIALS				13,107,196
HEALTH CARE — 0.6%
Health Care Providers & Services — 0.6%
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	5,000,000	5,050,000
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	317,000	324,925
MATERIALS — 0.7%
Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	3,460,000	3,849,250
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,010,000	1,184,359
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	770,000	845,075	(e)
TOTAL MATERIALS				5,878,684

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	590,000		$623,266
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	440,000		433,781	(e)
TOTAL TELECOMMUNICATION SERVICES					1,057,047
UTILITIES — 0.5%
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.875%	2/15/11	2,640,000		2,742,300
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	2,208,998		1,502,118	(j)
TOTAL UTILITIES					4,244,418
TOTAL CORPORATE BONDS & NOTES (Cost — $51,444,201)					44,407,412
NON-U.S. TREASURY INFLATION PROTECTED SECURITY — 3.3%
Australia — 3.3%
Australia Government, Bonds (Cost - $24,688,197)	4.000%	8/20/20	18,315,000	AUD	26,403,422
SOVEREIGN BOND — 0.5%
Russia — 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $3,878,825)	7.500%	3/31/30	3,355,800		3,867,895	(e)

			SHARES
PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
Thrifts & Mortgage Finance — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		656,850		834,199	*(d)
Federal National Mortgage Association (FNMA)	8.250%		591,425		751,110	*(d)
TOTAL PREFERRED STOCKS (Cost — $31,442,262)					1,585,309
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $802,932,614)					813,584,962

			FACE AMOUNT †
SHORT-TERM INVESTMENT — 0.4%
Repurchase Agreement — 0.4%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/10; Proceeds at maturity - $2,825,002; (Fully collateralized by U.S. government agency obligation, 0.800% due 4/30/10; Market value - $2,881,499) (Cost - $2,825,000)	0.020%	4/1/10	2,825,000		2,825,000
TOTAL INVESTMENTS — 102.8% (Cost — $805,757,614#)					816,409,962
Liabilities in Excess of Other Assets — (2.8)%					(22,252,959)
TOTAL NET ASSETS — 100.0%					$794,157,003

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	All or a portion of this security is held by the custodian as collateral for open swap contracts.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	The date shown represents the last in a range of interest reset dates.
(g)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.
(h)	The coupon payment on these securities is currently in default as of March 31, 2010.
(i)	Illiquid security.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (continued)

March 31, 2010

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

Abbreviation used in this schedule:
AUD	- Australian Dollar

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$709,347,564	—	$709,347,564
Asset-backed securities	—	4,526,098	—	4,526,098
Collateralized mortgage obligations	—	14,253,828	—	14,253,828
Collateralized senior loans	—	9,193,434	—	9,193,434
Corporate bonds & notes	—	44,407,412	—	44,407,412
Non-U.S. treasury inflation protected securities	—	26,403,422	—	26,403,422
Sovereign bond	—	3,867,895	—	3,867,895
Preferred stocks	$1,585,309	—	—	1,585,309
Total long-term investments	$1,585,309	$811,999,653	—	$813,584,962
Short-term investment†	—	2,825,000	—	2,825,000
Total investments	$1,585,309	$814,824,653	—	$816,409,962
Other financial instruments:
Futures contracts	$(113,964)	—	—	$(113,964)
Forward foreign currency contracts	—	$(769,000)	—	(769,000)
Credit default swaps on corporate issues - sell protection‡	—	(74,592)	—	(74,592)
Credit default swaps on credit indices - sell protection‡	—	40,298	—	40,298
Reverse repurchase agreements	—	(34,283,970)		(34,283,970)
Total other financial instruments	$(113,964)	$(35,087,264)	—	$(35,201,228)
Total	$1,471,345	$779,737,389	—	$781,208,734

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the

Notes to Schedule of Investments (unaudited) (continued)

securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(f) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

Notes to Schedule of Investments (unaudited) (continued)

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$49,909,677
Gross unrealized depreciation	(39,257,329)
Net unrealized appreciation	$10,652,348

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
Euro Bundes Obligationer	104	6/10	$16,445,279	$16,478,826	$33,547
U.S. Treasury 10-Year Notes	258	6/10	30,108,557	29,992,500	(116,057)
					(82,510)
Contracts to Sell:
U.S. Treasury 2-Year Notes	457	6/10	$99,116,124	$99,147,578	(31,454)
Net Unrealized Loss on Open Futures Contracts					$(113,964)

Transactions in reverse repurchase agreements for the Fund during the period ended March 31, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance *	Interest Rate *	Outstanding *
$23,892,295	0.23%	$34,283,970

* Average based on the number of days that the Fund had reversed repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.22% to 0.24% during the period ended March 31, 2010. Interest expense incurred on reverse repurchase agreements totaled $904.

At March 31, 2010, the Fund had the following open reverse repurchase agreements:

Face
Amount	Security	Value
$13,500,620	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 3/26/10 bearing 0.240% to be repurchased at $13,501,880 on 4/9/10, collateralized by: $11,043,000 U.S. Treasury Inflation Indexed Notes, 2.000% due 1/15/14; Market value (including accrued interest) $13,501,880	$13,500,620

20,783,350	Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 3/29/10 bearing 0.210% to be repurchased at $20,784,684 on 4/9/10, collateralized by: $17,000,000 U.S. Treasury Inflation Indexed Notes, 2.000% due 1/15/14; Market value (including accrued interest) $20,784,684	20,783,350

	Total Reverse Repurchase Agreements
	(Proceeds — $34,283,970)	$34,283,970

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
British Pound	5,230,000	$7,940,160	5/18/10	$91,133

Contracts to Sell:
Australian Dollar	28,280,447	25,809,287	5/18/10	(1,123,568)
British Pound	5,226,504	7,934,852	5/18/10	5,148
Euro	5,846,317	7,912,419	5/18/10	27,581
Japanese Yen	726,314,760	7,779,294	5/18/10	230,706
				(860,133)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(769,000)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(1)	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2010(2)	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Corporate Issues - Sell Protection(3)
JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	$8,100,000	12/20/12	2.86%	2.50% Quarterly	$(74,592)	—	$(74,592)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(1)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(4)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Sell Protection(3)
Barclays Capital Inc. (CDX HY 8)	$7,308,000	6/20/12	2.75% Quarterly	$18,397	$(236,203)	$254,600
JP Morgan Chase & Co. (CDX HY 8)	8,700,000	6/20/12	2.75% Quarterly	21,901	(92,799)	114,700
Total	$16,008,000			$40,298	$(329,002)	$369,300

(1)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$33,547	$(147,511)	—	—	—	$(113,964)
Foreign Exchange Contracts	—	—	$354,568	$(1,123,568)	—	(769,000)
Credit Contracts	—	—	—	—	$(34,294)	(34,294)
Other Contracts	—	—	—	—	—	—
Total	$33,547	$(147,511)	$354,568	$(1,123,568)	$(34,294)	$(917,258)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended March 31, 2010, the Fund had average market values of $25,335,449, $24,786,895, $32,953, and $2,227 in futures contracts (to buy), futures contracts (to sell), written options and purchased options, respectively. Additionally, the Fund had an average notional balance of $24,108,000 in credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $74,592. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The aggregate fair value of assets posted as collateral for all swaps was $70,079.

Item 2 – Controls and Procedures

(a)   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3 – Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
Date: May 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Trustee and President Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
Date: May 26, 2010

By:	/s/ Frances M. Guggino
Frances M. Guggino
Treasurer and Principal Financial and Accounting Officer Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
Date: May 26, 2010